UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number      811-21751

Lazard World Dividend & Income Fund, Inc.
(Exact name of registrant as specified in charter)

30 Rockefeller Plaza
New York, New York 10112
(Address of principal executive offices)        (Zip code)

Nathan A. Paul, Esq.
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112
(Name and address of agent for service)

Registrant’s telephone number, including area code:     (212) 632-6000

Date of fiscal year end:	12/31

Date of reporting period:	12/31/15

ITEM 1. REPORTS TO STOCKHOLDERS.

Lazard World Dividend
& Income Fund, Inc.

Annual Report

December 31, 2015

PRIVACY NOTICE	Revised September 30, 2015

FACTS	What does Lazard do with your personal information?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number
• Assets and income
• Account transactions
• Credit history
• Transaction history
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Lazard chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Lazard share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We do not share
For joint marketing with other financial companies	No	We do not share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We do not share
For nonaffiliates to market to you	No	We do not share

Questions?	Call 800-823-6300 or go to http://www.LazardNet.com

Who we are
Who is providing this notice?	Lazard Asset Management LLC, Lazard Alternatives, LLC, Lazard Asset Management (Canada), Inc., Lazard Asset Management Securities LLC on their own behalf and on behalf of the funds they manage.
What we do
How does Lazard protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We believe the measures also comply with applicable state laws.
How does Lazard collect my personal information?	We collect your personal information, for example, when you:
• Open an account
• Seek advice about your investments
• Direct us to buy securities
• Direct us to sell your securities
• Enter into an investment advisory contract
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only:
• Sharing for affiliates’ everyday business purposes-information about your creditworthiness
• Affiliates from using your information to market to you
• Sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Our affiliates include financial companies whose names include “Lazard.”
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
Lazard does not share information with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
Lazard does not jointly market.
Other important information
Lazard Asset Management (Canada), Inc. does not disclose any non-public personal information about its customers or former customers to any third party, except as permitted by or required by any applicable law, including the laws of the United States and Canada.

Lazard World Dividend & Income Fund, Inc.

Lazard World Dividend & Income Fund, Inc.

Investment Overview

Dear Stockholders,

We are pleased to present this report for Lazard World Dividend & Income Fund, Inc. (“LOR” or the “Fund”), for the year ended December 31, 2015. LOR is a diversified, closed-end management investment company that began trading on the New York Stock Exchange (“NYSE”) on June 28, 2005. Its ticker symbol is “LOR.”

We believe that the Fund has provided investors with an attractive yield and diversification, backed by the extensive experience, commitment, and professional management of Lazard Asset Management LLC (the “Investment Manager” or “Lazard”).

Portfolio Update (as of December 31, 2015)

For the fourth quarter of 2015, the Fund’s NAV returned -2.4%, underperforming the 5.0% return of its benchmark, the MSCI All Country World® Index (ACWI) (the “Index”). Over the calendar year, the Fund’s NAV performance of -19.4% underperformed the Index return of -2.4%. Due to this recent weak performance, the Fund’s NAV performance over longer time periods and since inception is also lagging the benchmark. The since inception annualized return is 3.8% versus 5.6% for the Index. Shares of LOR ended the fourth quarter of 2015 with a market price of $9.11, representing a 14.0% discount to the Fund’s NAV per share of $10.59.

The Fund’s net assets were $72.8 million as of December 31, 2015, with total leveraged assets (net assets plus line of credit outstanding and net notional value of forward currency contracts) of $92.1 million, representing a 20.9% leverage rate. This leverage rate is slightly higher than that at the end of the third quarter of 2015 (20.8%), but below the maximum permitted leverage rate of 33⅓%.

Within the world equity portfolio, stock selection within the utilities sector added value. However, stock selection within the consumer discretionary, energy, industrials, financials and information technology sectors detracted from performance for the quarter, as did stock selection within the US, the UK and Australia.

Performance for the smaller, short duration1 emerging markets currency and debt portion of the Fund was very weak in the fourth quarter and for the calendar year, and has been a meaningful negative contributor to performance over the last few years. However, it has still contributed positively to performance since the Fund’s inception.

As of December 31, 2015, 78.6% of the Fund’s total leveraged assets consisted of world equities, 18.5% consisted of emerging market currency and debt instruments, and 2.9% consisted of cash and other assets.

Declaration of Distributions

Pursuant to LOR’s Level Distribution Policy, the Fund declares, monthly, a distribution equal to 6.5% (on an annualized basis) of the Fund’s NAV on the last business day of the previous year. Throughout 2015, the monthly distribution rate was $0.07649 per share. Total distributions in 2015 represented a distribution yield of 10.1% based on the Fund’s $9.11 market price as of the close of trading on the NYSE on December 31, 2015. The 2016 monthly distribution rate per share is $0.05737, representing a distribution yield of 7.6% based on the Fund’s market price as of December 31, 2015. Of the $0.91788 distributed per share in the 2015 calendar year, $0.77678 was return of capital.

Additional Information

Please note that available on www.LazardNet.com are frequent updates on the Fund’s performance, press releases, distribution information, and a monthly fact sheet that provides information about the Fund’s major holdings, sector weightings, regional exposures, and other characteristics, including the notices required by Section 19(a) of the Investment Company Act of 1940, as amended (the “1940 Act”). You may also reach Lazard by phone at 1-800-823-6300.

On behalf of Lazard, we thank you for your investment in Lazard World Dividend & Income Fund, Inc. and look forward to continuing to serve your investment needs in the future.

Message from the Portfolio Managers

World Equity Portfolio

(78.6% of total leveraged assets)

The Fund’s world equity portfolio is typically invested in 60 to 90 securities, broadly diversified in both developed and emerging market countries and across the capitalization spectrum. Examples include Cisco, a US-based manufacturer of communication and information technology products; Vivendi, a French entertainment content company that provides digital and pay-television services, music, interactive entertainment, and mobile and fixed-line telecommunication services; and Huaneng Power International, a Chinese electric utility company.

Lazard World Dividend & Income Fund, Inc.

Investment Overview (continued)

As of December 31, 2015, 44.6% of these stocks were based in North America, 23.9% were based in continental Europe (not including the United Kingdom), 20.7% were from Asia (not including Japan) and Australia, 4.1% were from the United Kingdom, 3.1% were based in Africa and the Middle East, 2.9% were based in Latin America, and 0.7% were from Japan. The world equity portfolio is similarly well diversified across a number of industry sectors. The top two sectors, by weight, at December 31, 2015, were financials (34.0%), which includes banks, insurance companies, and financial services companies; and information technology (14.3%), which consists of companies involved in semiconductor production, semiconductor equipment, software and services, and technology hardware and equipment. Other sectors in the portfolio include consumer discretionary, consumer staples, energy, health care, industrials, materials, telecommunications services, and utilities. The average dividend yield on the securities held in the world equity portfolio was approximately 5.6% as of December 31, 2015.

World Equity Markets Review

Global markets rose in the fourth quarter as concerns over economic growth waned and central bank actions continued to assuage investor concerns. Two macro trends that have been in place all year continued as commodities fell to the lowest levels in over ten years and the dollar rallied to the highest levels in over twelve years. US stocks closed higher, regaining much of the ground lost in the third quarter, as fears of a “hard landing” in China subsided and investors became more comfortable with the US Federal Reserve’s first interest rate hike in nine years. The decision to raise rates at its December meeting reflected the belief that the economy is strong enough to sustain its moderate expansion. Also during the quarter, economic data exceeded expectations and the unemployment rate declined to a post-recession low. Markets in Europe and Japan were among the strongest performers globally, as the Bank of Japan and the European Central Bank continued to take actions to support growth. While positive for the quarter, China underperformed for the year as represented by the MSCI World® Index, as economic readings failed to instill confidence that the government’s stimulus and reforms were effective in boosting domestic growth. Broadly, emerging markets closed flat on the period.

What Helped and What Hurt LOR

Stock selection within the utilities sector helped performance in the fourth quarter. Shares of Pattern Energy, a US based independent power company focused on wind projects, rose after Congress moved forward on a deal to extend the period during which wind and solar projects would enjoy tax credits.

Other outperforming stocks included Siliconware Precision Industries, a semiconductor company, whose shares rose on continued speculation of industry consolidation, with the company ultimately receiving a tender offer. In addition during the fourth quarter, the company reported third-quarter sales that exceeded consensus expectations. We continue to like Siliconware Precision Industries on its attractive valuation, healthy balance sheet, stable free-cash flow and dividend yield. Shares of Proctor & Gamble, a global household product company, also climbed as first-quarter earnings exceeded expectations and the company reaffirmed their outlook for 2016. Management also reiterated its goals of innovation and improving productivity. We like Proctor & Gamble on its strong market share, stable organic sales growth and attractive dividend yield within the context of the United States. We are also encouraged by the company’s divestiture program for underperforming brands, which includes a complete change of the manufacturing footprint.

In contrast, stock selection in the energy sector and within the US detracted from performance in the fourth quarter. Shares of Kinder Morgan, a US oil and gas pipeline firm, fell with commodity prices and management lowering the dividend. The goal of the dividend reduction was to internally fund growth capital expenditures while maintaining its investment-grade rating. We continue to hold Kinder Morgan on its valuation, high visibility cash flow (from long dated contracts from high credit quality customers), and plans to de-lever the balance sheet. Kinder’s dividend payout remains compelling and well covered and we view the reduction as a prudent action to position for future growth. Stock selection in the consumer discretionary sector and within the UK also hurt performance. Shares of Pearson, an education media company, declined after the company reported disappointing earnings as declining unemployment in the United States weighed on community college attendance and transitory issues impacted its South African business. We exited the position as we saw better opportunities. Other sources of underperformance included stock

Lazard World Dividend & Income Fund, Inc.

Investment Overview (continued)

selection within the financials, industrials and information technology sectors, and within Australia.

Emerging Market Currency and Debt Portfolio

(18.5% of total leveraged assets)

The Fund also seeks income through investing in primarily high-yielding, short-duration emerging market forward currency contracts and local currency debt instruments. As of December 31, 2015, this portfolio consisted of forward currency contracts (73.0%) and sovereign debt obligations (27.0%). The average duration of the emerging market currency and debt portfolio decreased relative to the third quarter of 2015, with the December 31, 2015 duration at approximately 10 months (20 months on September 30, 2015), while the average yield increased from 9.5%2 on September 30, 2015 to 11.8% on December 31, 2015.

Emerging Market Currency and Debt Market Review

Pessimism surrounding global growth and exports has led to a sharp decline in commodity prices, which helped fuel sharp declines in emerging markets (EM) currencies in 2015. Many currencies weakened by more than 20% for the year. As we look ahead to 2016, there are several reasons to be optimistic on short duration EM local markets. Historically, emerging markets have had stronger growth (which is forecasted to accelerate in 2016 for the first time in several years), better debt sustainability, and fiscal maneuverability than developed markets. High yields in both real and nominal terms, improved external balances, favorable demographics, and valuations also suggest that emerging markets may be poised to recover.

What Helped and What Hurt LOR

Indonesia contributed positively, as confidence in the new administration, oversold yields, and falling inflation helped the rupiah and local bonds rally sharply in October. In Zambia, the kwacha rallied sharply (up 18%) in November due to central bank intervention to raise its overnight lending rate. In Turkey, the lira rallied on optimism that a new government would be formed following November 1 elections. We subsequently cut exposure to the lira during the quarter. A lower leverage level of 20.1% versus the maximum permitted level of 33⅓% helped to mitigate losses for the Fund.

Conversely, Russia and Kazakhstan lost nearly 1.5% combined. Both currencies weakened during the quarter as oil (both countries main export) tumbled by 23%. We are invested in Russia due to attractive yield and improving capital and current accounts, while Kazakhstan provides yields of over 50% and has vast currency reserves. South Africa detracted from performance as the rand was adversely impacted by portfolio outflows ahead of the US Federal Reserve rate hike, which were exacerbated in December by political risks stemming from the bungled appointment and subsequent replacement of the finance minister. Mexico also hurt returns as falling crude prices dampened investment in the energy sector, while the peso’s low yield and ample liquidity meant it was utilized as a proxy to hedge emerging markets risk. We believe Mexico is poised to benefit from the continued strength of the US economy.

Notes to Investment Overview:

1	A measure of the average cash weighted term-to-maturity of the investment holdings. Duration is a measure of the price sensitivity of a bond to interest rate movements. Duration for a forward currency contract is equal to its term-to-maturity.

2	The quoted yield does not account for the implicit cost of borrowing on the forward currency contracts, which would reduce the yield shown.

Total returns reflect reinvestment of all dividends and distributions. Past performance is not indicative, or a guarantee, of future results. A period of less than one year is not annualized.

The performance data of the Index and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of global developed and emerging markets. The Index is unmanaged, has no fees or costs and is not available for investment.

The views of the Fund’s Investment Manager and the securities described in this report are as of December 31, 2015; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular security. There is no assurance that the securities discussed herein will remain in the Fund at the time you receive this report, or that securities sold will not have been repurchased. The specific securities discussed may, in aggregate, represent only a small percentage of the Fund’s holdings. It should not be assumed that securities identified and discussed were, or will be, profitable, or that the investment decisions made in the future will be profitable, or equal the investment performance of the securities discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of any outlooks for markets, sectors and securities as discussed herein.

Lazard World Dividend & Income Fund, Inc.

Investment Overview (continued)

Comparison of Changes in Value of $10,000 Investment in
LOR and MSCI ACWI Index*

Average Annual Total Returns*

Years Ended December 31, 2015

	One Year	Five Years	Ten Years
Market Price	-24.45%	0.42%	3.63%
Net Asset Value	-19.39%	1.16%	3.14%
MSCI ACWI Index	-2.36%	6.09%	4.75%

*	Total returns reflect reinvestment of all dividends and distributions. The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return, market price and net asset value of the Fund will fluctuate, so that an investor’s shares in the Fund, when sold, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a stockholder would pay on the Fund’s distributions or on the sale of Fund shares.

Performance results do not include adjustments made for financial reporting purposes in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and may differ from amounts reported in the financial highlights.

The performance data of the Index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of global developed and emerging markets. The Index is unmanaged, has no fees or costs and is not available for investment.

Lazard World Dividend & Income Fund, Inc.

Investment Overview (concluded)

Ten Largest Equity Holdings

December 31, 2015

Security	Value	Percentage of Net Assets
Pfizer, Inc.	$2,551,476	3.5%
PacWest Bancorp	2,368,388	3.3
The Procter & Gamble Co.	2,340,689	3.2
Blackstone Mortgage Trust, Inc., Class A	2,244,067	3.1
ConocoPhillips	2,235,797	3.1
AXA SA	2,057,287	2.8
Verizon Communications, Inc.	1,832,161	2.5
Taiwan Semiconductor Manufacturing Co., Ltd.
Sponsored ADR	1,821,934	2.5
Telenor ASA	1,794,734	2.5
Total SA	1,762,951	2.4

Portfolio Holdings Presented by Sector

December 31, 2015

Sector	Percentage of Total Investments
Consumer Discretionary	8.1%
Consumer Staples	5.0
Energy	9.8
Financials	30.1
Health Care	4.0
Industrials	3.5
Information Technology	12.5
Materials	1.1
Telecommunication Services	10.1
Utilities	4.3
Sovereign Debt	7.6
Short-Term Investment	3.9
Total Investments	100.0%

Lazard World Dividend & Income Fund, Inc.

Portfolio of Investments

December 31, 2015

Description	Shares	Value
Common Stocks—99.3%
Australia—2.8%
Asaleo Care, Ltd.	720,749	$833,606
DUET Group	435,687	721,970
Spotless Group Holdings, Ltd.	632,671	494,222
		2,049,798
Austria—1.1%
UNIQA Insurance Group AG	100,515	815,833
Brazil—2.9%
Ambev SA	105,800	473,745
Banco do Brasil SA	175,717	650,044
Grendene SA	127,900	543,960
Natura Cosmeticos SA	74,600	439,938
		2,107,687
Canada—1.1%
Alaris Royalty Corp.	45,900	779,540
China—6.0%
Agricultural Bank of China, Ltd., Class H	4,174,000	1,693,945
China Construction Bank Corp., Class H	2,035,180	1,381,632
China Shenhua Energy Co., Ltd., Class H	300,500	467,613
Huaneng Power International, Inc., Class H	528,000	453,378
Industrial & Commercial Bank of China, Ltd., Class H	680,440	407,544
		4,404,112
France—9.1%
AXA SA	75,252	2,057,287
Rexel SA	55,726	739,806
Societe Television Francaise 1	54,258	603,392
Total SA	39,585	1,762,951
Vivendi SA	69,348	1,493,294
		6,656,730
Germany—1.7%
RTL Group SA	14,780	1,234,486
Hong Kong—1.0%
BOC Hong Kong Holdings, Ltd.	239,500	725,177
Ireland—1.3%
Seagate Technology PLC	25,465	933,547
Israel—0.9%
Bezeq The Israeli Telecommunication Corp., Ltd.	286,739	631,034
Description	Shares	Value
Italy—3.0%
Eni SpA	48,168	$713,568
Snam SpA	274,029	1,433,066
		2,146,634
Japan—0.7%
Yumeshin Holdings Co., Ltd.	103,600	522,267
Macau—1.0%
Sands China, Ltd.	226,000	761,509
Mexico—1.2%
Fibra Uno Administracion SA de CV REIT	394,200	868,935
Norway—2.5%
Telenor ASA	107,881	1,794,734
Philippines—0.8%
Philippine Long Distance Telephone Co. Sponsored ADR	13,052	557,973
Russia—1.6%
Mobile TeleSystems PJSC Sponsored ADR	192,851	1,191,819
South Africa—2.2%
Life Healthcare Group Holdings, Ltd.	323,855	731,176
Vodacom Group, Ltd.	88,592	871,964
		1,603,140
Sweden—1.8%
Swedbank AB, A Shares	60,167	1,321,400
Switzerland—1.6%
Cembra Money Bank AG	18,093	1,161,127
Taiwan—7.3%
Chicony Electronics Co., Ltd.	267,330	584,236
Hon Hai Precision Industry Co., Ltd.	313,950	767,863
Radiant Opto-Electronics Corp.	284,660	646,188
Siliconware Precision Industries Co., Ltd.	960,000	1,478,417
Taiwan Semiconductor Manufacturing Co., Ltd. Sponsored ADR	80,085	1,821,934
		5,298,638
Thailand—1.6%
Krung Thai Bank Public Co. Ltd. NVDR	1,473,800	681,861
Pruksa Real Estate Public Co. Ltd. (a)	660,600	486,478
		1,168,339
United Kingdom—4.1%
Aviva PLC	70,054	529,332
UBM PLC	139,580	1,082,378
Vodafone Group PLC	417,422	1,350,162
		2,961,872

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Portfolio of Investments (continued)

December 31, 2015

Description	Shares	Value
United States—42.0%
Artisan Partners Asset Management, Inc., Class A	30,224	$1,089,877
Blackstone Mortgage Trust, Inc., Class A	83,859	2,244,067
Chevron Corp.	10,665	959,423
Cisco Systems, Inc.	62,790	1,705,062
ConocoPhillips	47,886	2,235,797
Eaton Corp. PLC	21,669	1,127,655
Host Hotels & Resorts, Inc. REIT	23,162	355,305
International Paper Co.	24,157	910,719
Kinder Morgan, Inc.	50,918	759,697
LaSalle Hotel Properties REIT	50,231	1,263,812
Lexington Realty Trust REIT	84,936	679,488
Maxim Integrated Products, Inc.	25,226	958,588
Medical Properties Trust, Inc. REIT	71,223	819,777
Occidental Petroleum Corp.	16,253	1,098,865
PacWest Bancorp	54,951	2,368,388
Pattern Energy Group, Inc.	42,977	898,649
People’s United Financial, Inc.	91,070	1,470,780
Pfizer, Inc.	79,042	2,551,476
QUALCOMM, Inc.	26,888	1,343,997
The Procter & Gamble Co.	29,476	2,340,689
Verizon Communications, Inc.	39,640	1,832,161
Viacom, Inc., Class B	21,429	882,018
WP Glimcher, Inc. REIT	67,734	718,658
		30,614,948
Total Common Stocks (Identified cost $89,411,665)		72,311,279

	Principal
	Amount
Description	(000) (b)	Value
Foreign Government Obligations—8.5%
Brazil—1.7%
Brazil NTN-B:
6.00%, 08/15/16	273	$191,206
6.00%, 08/15/18	460	315,614
Brazil NTN-F, 10.00%, 01/01/18	3,150	717,999
		1,224,819
Description	Principal Amount (000) (b)	Value
Indonesia—1.0%
Indonesia Government Bond, 7.875%, 04/15/19	9,937,000	$703,332
Mexico—3.4%
Mexican Bonos:
4.75%, 06/14/18	8,700	507,215
6.50%, 06/10/21	9,790	587,658
Mexican Udibonos, 2.50%, 12/10/20	24,377	1,375,851
		2,470,724
Russia—0.5%
Russia Government Bond - OFZ, 7.50%, 02/27/19	31,833	409,468
South Africa—1.3%
Republic of South Africa:
7.25%, 01/15/20	7,480	451,800
6.75%, 03/31/21	8,410	484,969
		936,769
Uganda—0.3%
Uganda Government Bond, 12.875%, 05/19/16	742,700	213,425
Zambia—0.3%
Zambia Government Bond, 11.00%, 05/26/20	4,320	261,183
Total Foreign Government Obligations (Identified cost $7,566,085)		6,219,720

Description	Shares	Value
Short-Term Investment—4.3%
State Street Institutional Treasury Money Market Fund (Identified cost $3,155,275)	3,155,275	$3,155,275
Total Investments—112.1% (Identified cost $100,133,025) (c), (d)		$81,686,274
Liabilities in Excess of Cash and Other Assets—(12.1)%		(8,847,145)
Net Assets—100.0%		$72,839,129

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Portfolio of Investments (continued)

December 31, 2015

Forward Currency Purchase Contracts open at December 31, 2015:

Currency	Counterparty	Settlement Date	Quantity	Cost on Origination Date^		Unrealized Appreciation	Unrealized Depreciation
CLP	BNP	01/15/16	668,669,000	940,000		$2,582	$—
CLP	SCB	01/25/16	759,516,850	1,061,000		8,382	—
CNH	HSB	04/14/16	4,673,978	728,000		—	25,980
CNY	HSB	01/29/16	3,626,520	564,000		—	6,356
CNY	SCB	01/15/16	7,606,870	1,180,000		—	9,313
DOP	CIT	01/07/16	12,800,000	278,442		1,420	—
DOP	CIT	02/05/16	43,045,000	932,517		3,447	—
DOP	CIT	02/10/16	7,787,700	168,492		689	—
DOP	CIT	03/07/16	12,800,000	277,236		—	490
DOP	CIT	03/10/16	7,269,150	156,663		412	—
DOP	CIT	06/30/16	10,975,140	228,554		3,125	—
EGP	BNP	03/08/16	2,086,100	229,999		6,685	—
EUR	CIT	01/13/16	408,984	50,673,091	RSD	—	8,040
EUR	CIT	01/13/16	766,000	833,255		—	631
EUR	JPM	01/04/16	664,217	733,000		—	11,162
EUR	JPM	01/04/16	3,217,783	3,526,767		—	29,842
HUF	CIT	04/13/16	334,757,786	1,233,766		—	81,870
IDR	JPM	03/24/16	11,514,360,000	816,621		2,524	—
INR	JPM	04/25/16	73,859,280	1,108,000		—	12,255
INR	JPM	07/13/16	45,474,240	672,000		—	6,562
INR	SCB	01/11/16	55,731,190	829,210		12,390	—
KRW	CIT	01/15/16	979,587,680	824,000		11,201	—
KZT	CIT	01/05/16	189,099,750	597,000		—	41,804
KZT	CIT	06/06/16	64,496,000	232,000		—	62,372
KZT	JPM	01/15/16	128,700,000	450,000		—	82,754
KZT	JPM	03/03/16	60,116,000	226,000		—	61,826
KZT	JPM	06/06/16	64,496,000	232,000		—	62,372
MYR	HSB	02/16/16	3,138,818	735,000		—	6,135
PHP	HSB	01/25/16	44,206,800	935,000		3,330	—
PHP	SCB	01/29/16	24,116,130	513,000		—	1,232
PLN	CIT	01/04/16	1,674,122	418,000		8,783	—
PLN	JPM	01/04/16	1,541,577	362,000	EUR	—	410
PLN	JPM	01/04/16	2,972,108	769,000		—	11,321
PLN	JPM	01/25/16	6,187,807	1,600,074		—	23,333
RON	CIT	01/08/16	1,377,900	356,581		—	25,211
RON	JPM	01/08/16	448,646	116,142		—	8,248
RSD	CIT	01/13/16	80,778,791	761,418		—	39,929
RUB	CIT	01/25/16	50,670,600	790,000		—	98,411
RUB	CIT	02/09/16	21,195,720	312,000		—	23,854
RUB	CIT	02/09/16	52,443,700	794,000		—	81,053
RUB	CIT	03/04/16	28,260,275	410,000		—	28,106
RUB	JPM	02/24/16	39,203,490	547,000		—	16,048
UGX	BRC	01/04/16	509,550,000	154,409		—	3,297
UGX	SCB	02/05/16	17,300,000	5,000		83	—
UGX	SCB	02/05/16	244,462,390	69,429		2,393	—

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Portfolio of Investments (continued)

December 31, 2015

Forward Currency Purchase Contracts open at December 31, 2015 (concluded):

Currency	Counterparty	Settlement Date	Quantity	Cost on Origination Date^	Unrealized Appreciation	Unrealized Depreciation
ZAR	CIT	01/25/16	3,867,732	255,515	$ —	$6,318
ZAR	JPM	01/14/16	369,185	24,000	—	165
ZAR	JPM	01/14/16	1,118,250	70,000	2,195	—
ZMW	BRC	02/23/16	1,517,122	143,395	—	10,455
ZMW	BRC	02/23/16	2,121,840	252,000	—	66,070
Total Forward Currency Purchase Contracts					$ 69,641	$953,225

Forward Currency Sale Contracts open at December 31, 2015:

Currency	Counterparty	Settlement Date	Quantity	Cost on Origination Date^	Unrealized Appreciation	Unrealized Depreciation
BRL	CIT	02/18/16	704,363	225,000	$ 49,514	$—
BRL	CIT	02/18/16	3,008,492	785,938	36,398	—
BRL	CIT	09/21/16	1,506,843	351,000	1,633	—
CNH	SCB	04/14/16	4,673,978	706,146	4,125	—
DOP	CIT	01/07/16	12,800,000	280,088	226	—
EUR	JPM	01/04/16	396,000	422,196	—	8,157
EUR	JPM	01/04/16	736,000	781,187	—	18,661
EUR	JPM	01/04/16	1,128,000	1,248,934	23,080	—
EUR	JPM	01/04/16	1,260,000	1,351,949	—	17,356
EUR	JPM	02/04/16	3,217,783	3,529,413	29,902	—
HUF	JPM	04/13/16	104,300,520	376,000	17,104	—
HUF	JPM	04/13/16	230,457,266	786,396	—	6,604
IDR	SCB	01/22/16	3,778,912,000	269,000	—	4,086
IDR	SCB	02/29/16	5,548,000,000	400,000	2,900	—
JPY	SCB	01/19/16	118,177,760	965,000	—	18,532
MXN	JPM	01/22/16	3,516,358	206,000	2,221	—
PHP	SCB	01/25/16	7,497,150	156,877	—	2,257
PLN	JPM	01/04/16	6,187,807	1,600,985	23,529	—
RON	JPM	01/08/16	1,560,747	395,569	20,226	—
RSD	CIT	01/13/16	30,105,700	281,757	12,863	—
RUB	CIT	02/09/16	39,160,100	602,000	69,637	—
UGX	BRC	01/04/16	509,550,000	150,000	—	1,112
UGX	BRC	02/05/16	509,550,000	151,426	1,722	—
UGX	SCB	02/05/16	469,500,000	135,694	—	2,244
ZAR	HSB	01/14/16	10,070,488	688,265	38,106	—
ZAR	JPM	01/14/16	10,034,682	667,000	19,153	—
ZMW	CIT	02/23/16	3,610,000	282,694	—	33,638
Total Forward Currency Sale Contracts					352,339	112,647
Gross unrealized appreciation/depreciation on Forward Currency
Purchase and Sale Contracts					$421,980	$1,065,872

^ In USD unless otherwise indicated.

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Portfolio of Investments (concluded)

December 31, 2015

Currency Abbreviations:						Counterparty Abbreviations:
BRL	— Brazilian Real	IDR	— Indonesian Rupiah	PLN	— Polish Zloty	BNP	— BNP Paribas SA
CLP	— Chilean Peso	INR	— Indian Rupee	RON	— New Romanian Leu	BRC	— Barclays Bank PLC
CNH	— Yuan Renminbi	JPY	— Japanese Yen	RSD	— Serbian Dinar	CIT	— Citibank NA
CNY	— Chinese Renminbi	KRW	— South Korean Won	RUB	— Russian Ruble	HSB	— HSBC Bank USA NA
DOP	— Dominican Republic Peso	KZT	— Kazakhstan Tenge	UGX	— Ugandan Shilling	JPM	— JPMorgan Chase Bank NA
EGP	— Egyptian Pound	MXN	— Mexican New Peso	USD	— United States Dollar	SCB	— Standard Chartered Bank
EUR	— Euro	MYR	— Malaysian Ringgit	ZAR	— South African Rand
HUF	— Hungarian Forint	PHP	— Philippine Peso	ZMW	— Zambian Kwacha

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Notes to Portfolio of Investments

December 31, 2015

(a)	Security valued using Level 2 inputs, based on reference to a similar security which was trading on an active market, under GAAP hierarchy – see Note 10.
(b)	Principal amount denominated in respective country’s currency.
(c)	For federal income tax purposes, the aggregate cost was $100,427,423, aggregate gross unrealized appreciation was $912,715, aggregate gross unrealized depreciation was $19,653,864, and the net unrealized depreciation was $18,741,149.
(d)	The Fund, at all times, maintains portfolio securities in sufficient amount to cover its obligations related to investments in forward currency contracts.

Security Abbreviations:

ADR	— American Depositary Receipt
NTN-B	— Brazil Sovereign “Nota do Tesouro Nacional” Series B
NTN-F	— Brazil Sovereign “Nota do Tesouro Nacional” Series F
NVDR	— Non-Voting Depository Receipt
PJSC	— Public Joint Stock Company
REIT	— Real Estate Investment Trust

Portfolio holdings by industry* (as a percentage of net assets):
Alcohol & Tobacco	0.7%
Banking	14.7
Commercial Services	1.7
Construction & Engineering	0.7
Electric	2.8
Energy Exploration & Production	4.6
Energy Integrated	5.4
Energy Services	1.0
Financial Services	4.2
Forest & Paper Products	1.3
Gas Utilities	2.0
Health Services	1.0
Household & Personal Products	5.0
Housing	0.7
Insurance	4.7
Leisure & Entertainment	3.1
Manufacturing	1.5
Media	5.2
Pharmaceutical & Biotechnology	3.5
Real Estate	9.5
Retail	0.7
Semiconductors & Components	6.7
Technology Hardware	7.3
Telecommunications	11.3
Subtotal	99.3
Foreign Government Obligations	8.5
Short-Term Investment	4.3
Total Investments	112.1%

* Industry classifications may be different than those used for compliance monitoring purposes.

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Statement of Assets and Liabilities

December 31, 2015

ASSETS
Investments in securities, at value (cost $100,133,025)	$81,686,274
Foreign currency, at value (cost $202,271)	199,574
Dividends and interest receivable	394,655
Gross unrealized appreciation on forward currency contracts	421,980
Total assets	82,702,483

LIABILITIES
Management fees payable	72,102
Line of credit outstanding	8,569,000
Gross unrealized depreciation on forward currency contracts	1,065,872
Other accrued expenses and payables	156,380
Total liabilities	9,863,354
Net assets	$72,839,129

NET ASSETS
Paid in capital (Note 2(f))	$115,118,282
Distributions in excess of net investment income (Note 2(f))	(381,833)
Accumulated net realized loss	(22,794,432)
Net unrealized depreciation on:
Investments	(18,446,751)
Foreign currency and forward currency contracts	(656,137)
Net assets	$72,839,129

Shares of common stock outstanding*	6,880,183
Net asset value per share	$10.59
Market value per share	$9.11

*	$0.001 par value, 500,000,000 shares authorized for the Fund.

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Statement of Operations

For the Year Ended December 31, 2015

INVESTMENT INCOME

Income:
Dividends (net of foreign withholding taxes of $380,863)	$4,593,880
Interest (net of foreign withholding taxes of $22,435)	614,805
Total investment income	5,208,685

Expenses:
Management fees (Note 3)	1,014,647
Professional services	181,814
Custodian fees	114,267
Shareholders’ reports	73,896
Administration fees	60,258
Shareholders’ services	42,577
Shareholders’ meeting	20,377
Directors’ fees and expenses	7,160
Other	49,882
Total expenses before interest expense	1,564,878
Interest expense	119,149
Total expenses	1,684,027
Net investment income	3,524,658

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS, FOREIGN CURRENCY AND FORWARD CURRENCY CONTRACTS
Net realized loss on:
Investments (net of foreign capital gains taxes of $63,655)	(7,435,921)
Foreign currency and forward currency contracts	(905,803)
Total net realized loss on investments, foreign currency and forward currency contracts	(8,341,724)
Net change in unrealized depreciation on:
Investments	(12,622,139)
Foreign currency and forward currency contracts	(528,863)
Total net change in unrealized depreciation on investments, foreign currency and forward currency contracts	(13,151,002)
Net realized and unrealized loss on investments, foreign currency and forward currency contracts	(21,492,726)
Net decrease in net assets resulting from operations	$(17,968,068)

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Statements of Changes in Net Assets

	Year Ended December 31, 2015	Year Ended December 31, 2014
INCREASE (DECREASE) IN NET ASSETS

Operations:
Net investment income	$3,524,658	$5,875,546
Net realized gain (loss) on investments, foreign currency and forward currency contracts	(8,341,724)	7,212,550
Net change in unrealized depreciation on investments, foreign currency and forward currency contracts	(13,151,002)	(18,302,248)
Net decrease in net assets resulting from operations	(17,968,068)	(5,214,152)

Distributions to Stockholders (Note 2(f)):
From net investment income	(970,809)	(7,115,210)
Return of capital	(5,344,374)	—
Net decrease in net assets resulting from distributions	(6,315,183)	(7,115,210)
Total decrease in net assets	(24,283,251)	(12,329,362)
Net assets at beginning of year	97,122,380	109,451,742
Net assets at end of year*	$72,839,129	$97,122,380
*Includes distributions in excess of net investment income of (Note 2(f))	$(381,833)	$(1,395,455)

Transactions in Capital Shares:
Common shares outstanding at beginning of year	6,880,183	6,880,183
Common shares outstanding at end of year	6,880,183	6,880,183

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Statement of Cash Flows

For the Year Ended December 31, 2015

INCREASE (DECREASE) IN CASH AND FOREIGN CURRENCY

Cash flows from operating activities:
Net decrease in net assets resulting from operations	$(17,968,068)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities
Decrease in dividends and interest receivable	61,251
Accretion of bond discount and amortization of bond premium	(37,652)
Inflation index adjustment	(37,576)
Increase in other accrued expenses and payables	29,564
Net realized loss on investments, foreign currency and forward currency contracts	8,341,724
Net change in unrealized depreciation on investments, foreign currency and forward currency contracts	13,151,002
Purchase of long-term investments	(74,068,675)
Proceeds from disposition of long-term investments	79,155,527
Purchase of short-term investments, net	(627,219)
Net cash provided by operating activities	7,999,878

Cash flows from financing activities:
Cash distributions paid (Note 2(f))	(6,315,183)
Gross drawdowns in line of credit balance	5,200,000
Gross paydowns in line of credit balance	(6,000,000)
Net cash used in financing activities	(7,115,183)
Effect of exchange rate changes on cash	(900,407)
Net decrease in cash and foreign currency	(15,712)

Cash and foreign currency:
Beginning balance	215,286
Ending balance	$199,574

Supplemental disclosure of cash flow information:
Cash paid during the year for interest	$(118,807)

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Financial Highlights

Selected data for a share of common stock outstanding throughout each year

	Year Ended
	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
Net asset value, beginning of year	$14.12	$15.91	$14.44	$12.25	$13.90
Income (loss) from investment operations:
Net investment income	0.51	0.85	0.59	0.55	0.63
Net realized and unrealized gain (loss)	(3.12)	(1.61)	1.82	2.44	(1.38)
Total from investment operations	(2.61)	(0.76)	2.41	2.99	(0.75)
Less distributions from (Note 2(f)):
Net investment income	(0.14)	(1.03)	(0.94)	(0.80)	(0.90)
Return of capital	(0.78)	—	—	—	—
Total distributions	(0.92)	(1.03)	(0.94)	(0.80)	(0.90)
Net asset value, end of year	$10.59	$14.12	$15.91	$14.44	$12.25
Market value, end of year	$9.11	$13.10	$14.49	$12.55	$10.83

Total Return based upon (a):
Net asset value	-19.39%	-5.14%	17.33%	25.18%	-5.67%
Market value	-24.45%	-2.91%	23.59%	23.99%	-9.17%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$72,839	$97,122	$109,452	$99,369	$84,289
Ratios to average net assets:
Total expenses	1.90%	1.75%	1.91%	1.93%	2.06%
Net investment income	3.97%	5.50%	3.92%	4.15%	4.67%
Portfolio turnover rate	76%	71%	61%	77%	91%
Asset coverage per $1,000 of loan outstanding (b)	$9,500	$11,366	$8,749	$9,901	$6,125
Bank borrowing outstanding (in thousands)	$8,569	$9,369	$14,634	$11,164	$16,446

(a)	Total return based on per share market price assumes the purchase of common shares at the closing market price on the business day immediately preceding the first day, and sales of common shares at the closing market price on the last day, of each year indicated; dividends and distributions are assumed to be reinvested in accordance with the Fund’s Dividend Reinvestment Plan. The total return based on net asset value, or NAV, assumes the purchase of common shares at the “net asset value, beginning of year” and sales of common shares at the “net asset value, end of year”, for each of the years indicated; distributions are assumed to be reinvested at NAV. Past performance is not indicative, or a guarantee, of future results; the investment return, market price and net asset value of the Fund will fluctuate, so that an investor’s shares in the Fund, when sold, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a stockholder would pay on the Fund’s distributions or on the sale of Fund shares.
(b)	Calculated as the sum of the Fund’s Net Assets and Line of Credit outstanding, as both figures are shown on the Fund’s Statement of Assets and Liabilities, then dividing that sum by the Line of Credit outstanding and multiplying the result by 1,000.

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Notes to Financial Statements

December 31, 2015

1. Organization

Lazard World Dividend & Income Fund, Inc. (the “Fund”) was incorporated in Maryland on April 6, 2005 and is registered under the 1940 Act, as a diversified, closed-end management investment company. The Fund trades on the NYSE under the ticker symbol LOR and commenced operations on June 28, 2005. The Fund’s investment objective is total return through a combination of dividends, income and capital appreciation.

2. Significant Accounting Policies

The accompanying financial statements are presented in conformity with GAAP. The Fund is an investment company and therefore applies specialized accounting guidance in Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements:

(a) Valuation of Investments—NAV per share for the Fund is determined on each day the NYSE is open for business, generally as of the close of regular session trading on the NYSE (normally 4:00 p.m. Eastern time, the “Regular Closing Time”). When trading on the NYSE is unexpectedly closed prior to the Regular Closing Time, or an earlier scheduled close (such as on certain days around holidays when the NYSE is scheduled to close before 4:00 p.m.), and remains closed through the time of the Regular Closing Time (or an earlier scheduled close), the NAV of the Fund may nonetheless be calculated as of the Regular Closing Time (or an earlier scheduled close) if, in the judgment of the Investment Manager, there is sufficient trading in other markets between the unexpected close and the Regular Closing Time (or an earlier scheduled close) for securities for which the NYSE is usually considered the primary market. NAV per share is determined by dividing the value of the total assets of the Fund, less all liabilities, by the total number of Fund shares outstanding.

Market values for securities listed on the NYSE, NASDAQ national market or other US or foreign exchanges or markets are generally based on the last reported sales price on the exchange or market on which the security is principally traded on each valuation date; securities not traded on the valuation date are valued at the most recent quoted bid price. The Fund values NASDAQ-traded securities at the NASDAQ Official Closing Price, which may not be the last reported sales price in certain instances. Forward currency contracts generally are valued using quotations from an independent pricing service. Investments in money market funds are valued at the fund’s NAV.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by independent pricing services which are based on, among other things, trading in securities with similar characteristics, brokers’ quotations and/or a matrix system which considers such factors as other security prices, yields and maturities.

The Valuation Committee of the Investment Manager, which meets periodically and acts pursuant to delegated authority from the Board of Directors (the “Board”), may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s portfolio managers/analysts also will be considered.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when the Fund’s NAV is calculated, or when current market quotations otherwise are determined not to be readily available or reliable (including restricted or other illiquid securities such as certain derivative instruments), such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Board. The fair value of non-US securities may be determined with the assistance of an independent pricing service using correlations between the movement of prices of such securities and indices of US securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. Non-US securities may trade on days when the Fund is not open for business, thus affecting the value of the Fund’s assets on days when Fund stockholders may not be able to buy or sell Fund shares.

The effect of using fair value pricing is that the NAV of the Fund will reflect the affected securities’ values as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ NAVs.

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities where the dividend rate is not available. In such cases, the divi-

Lazard World Dividend & Income Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2015

dend is recorded as soon as the information is received by the Fund. Interest income is accrued daily. The Fund amortizes premiums and accretes discounts on fixed-income securities using the effective yield method.

The Fund may be subject to taxes imposed by foreign countries in which it invests. Such taxes are generally based upon income earned or capital gains (realized or unrealized). The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains concurrent with the recognition of income earned or capital gains (realized and unrealized) from the applicable portfolio securities.

As a result of several court cases in certain countries across the European Union, the Fund has filed additional tax reclaims for previously withheld taxes on dividends earned in those countries. These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these claims, and the potential timing of payment, and accordingly no amounts are reflected in the financial statements. Such amounts, if and when recorded, could result in an increase in the Fund’s NAV per share.

(c) Leveraging—The Fund uses leverage to invest Fund assets in currency investments, primarily using forward currency contracts and by borrowing under a credit facility with State Street Bank and Trust Company (“State Street”), up to a maximum of 33⅓% of the Fund’s total leveraged assets. If the assets of the Fund decline due to market conditions such that this 33⅓% threshold will be exceeded, leverage risk will increase.

If the Fund is able to realize a higher return on the leveraged portion of its investment portfolio than the cost of such leverage together with other related expenses, the effect of the leverage will be to cause the Fund to realize a higher net return than if the Fund were not so leveraged. There is no assurance that any leveraging strategy the Fund employs will be successful.

Using leverage is a speculative investment technique and involves certain risks. These include higher volatility of NAV, the likelihood of more volatility in the market value of the Fund’s common stocks and, with respect to borrowings, the possibility either that the Fund’s return will fall if the interest rate on any borrowings rises, or that income will fluctuate because the interest rate of borrowings varies.

If the market value of the Fund’s leveraged currency investments declines, the leverage will result in a greater decrease in NAV, or less of an increase in NAV, than if the

Fund were not leveraged. To the extent that the Fund is required or elects to prepay any borrowings, the Fund may need to liquidate investments to fund such prepayments. Liquidation at times of adverse economic conditions may result in capital losses and may reduce returns.

(d) Foreign Currency Translation and Forward Currency Contracts—The accounting records of the Fund are maintained in US dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into US dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into US dollars at the prevailing exchange rates on the respective transaction dates.

The Fund does not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency and forward currency contracts represents net foreign currency gain (loss) from forward currency contracts, disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund’s accounting records and the US dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) on foreign currency reflects the impact of changes in exchange rates on the value of assets and liabilities, other than investments in securities, during the period.

A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the US dollar.

The US dollar value of forward currency contracts is determined using quotations provided by an independent pricing service. Daily fluctuations in the value of such contracts are recorded as unrealized appreciation (depreciation) on forward currency contracts. When the contract is closed, the Fund records a realized gain (loss) equal to the difference between the value at the time it was opened and the value at the time it was closed.

(e) Federal Income Taxes—The Fund’s policy is to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and to distribute all of its taxable income, including any

Lazard World Dividend & Income Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2015

net realized capital gains, to stockholders. Therefore, no federal income tax provision is required.

The Regulated Investment Company Modernization Act of 2010 (the “RIC Modernization Act”) includes numerous provisions that generally became effective for taxable years beginning after December 22, 2010. Among the provisions, net capital losses may be carried forward indefinitely, and their character is retained as short-term or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. The RIC Modernization Act also requires that post-enactment net capital losses be used before pre-enactment net capital losses. As a result, pre-enactment capital loss carryforwards may expire unused.

At December 31, 2015, the Fund had unused realized capital loss carryovers which, for federal income tax purposes, could be used to offset future realized capital gains as follows:

Amount	Expiring Year
$15,686,495	2017

Short-Term*	Long-Term*
$4,052,719	$3,061,803

* Non-expiring

Under current tax law, certain late year losses, as defined by the Code, within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2015, the Fund elected to defer such losses as follows:

Late Year
Post October Capital	Ordinary Loss
Loss Deferral	Deferral
$ —	$251,254

Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2012-2014), or expected to be taken in the Fund’s 2015 tax returns.

(f) Dividends and Distributions—The Fund intends to declare and to pay dividends monthly from net investment income. Distributions to stockholders are recorded on the ex-dividend date. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Fund, if not distributed. The Fund intends to declare and distribute these amounts, at least annually, to stockholders; however, to avoid taxation, a second distribution may be required.

Income and capital gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency and fixed-income transactions, wash sales, and distributions from real estate investment trusts and partnerships. The book/tax differences relating to stockholder distributions resulted in reclassifications among certain capital accounts as follows:

	Undistributed
	(Distributions in
	Excess of) Net	Accumulated Net
Paid in Capital	Investment Income	Realized Gain
$(5,331,136)	$3,804,147	$1,526,989

The Fund has implemented a level distribution policy to seek to maintain a stable monthly distribution, subject to oversight of the Fund’s Board. Under the Fund’s level distribution policy, the Fund intends to make regular monthly distributions at a fixed rate per share. If for any monthly distribution, net investment income and net realized short-term capital gain were less than the amount of the distribution, the difference would generally be distributed from the Fund’s assets. In addition, in order to make such distributions, the Fund might have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such actions.

In July 2010, the Investment Manager, on behalf of itself and the Fund, received an exemptive order from the Securities and Exchange Commission (the “SEC”) facilitating the implementation of a distribution policy that may include multiple long-term capital gains distributions (“Managed Distribution Policy”). As a result, the Fund may, subject to the determination of its Board, implement a Managed Distribution Policy.

Concurrent with the monthly distributions paid from January 2015 through December 2015, the Fund issued notices pursuant to Section 19(a) of the 1940 Act (the “Section 19(a) Notices”) each stating that the Fund had currently estimated that it had distributed more than its net investment income and realized capital gains. For 2015, $0.77678 of the $0.91788 distributed per share was a return of capital. The Section 19(a) Notices may also be viewed at www.LazardNet.com.

The actual amounts and sources of distributions shown on the Section 19(a) Notices are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the cumulative distributions for tax reporting purposes will depend upon the Fund’s investment experience during the year and may be subject to changes

Lazard World Dividend & Income Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2015

based on tax regulations. The Fund will send stockholders a Form 1099-DIV for the calendar year explaining how to report these distributions for federal income tax purposes.

The tax character of dividends and distributions paid during the years ended December 31, were as follows:

	2015	2014
Ordinary Income	$970,809	$7,115,210
Long-Term Capital Gain	—	—
Return of Capital	5,344,374	—
Total	$6,315,183	$7,115,210

At December 31, 2015, the components of distributable earnings and unrealized appreciation, on a tax basis, were as follows:

		Net Unrealized
		Depreciation
Deferred Late Year	Deferred	including Foreign
Ordinary Losses	Capital Losses	Currency
$(251,254)	$(22,801,017)	$(19,226,882)

(g) Estimates—The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Investment Management Agreement

The Fund has entered into a management agreement (the “Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Investment Manager regularly provides the Fund with investment research, advice and supervision and furnishes continuously an investment program for the Fund consistent with its investment objective and policies, including the purchase, retention and disposition of securities.

The Fund has agreed to pay the Investment Manager an annual investment management fee of 0.90% of the Fund’s average daily “Total Leveraged Assets” (the Fund’s total assets including Financial Leverage (defined below)) for the services and facilities provided by the Investment Manager, payable on a monthly basis. For the year ended December 31, 2015, the effective management fee, as a percentage of the Fund’s average net assets, was 1.14%.

The fee paid to the Investment Manager will be higher when the Investment Manager uses Currency Commitments (defined below) and Borrowings (defined below) (“Financial Leverage”) to make Currency Investments (defined below), rather than by reducing the percentage of

“Net Assets” (the Fund’s assets without taking into account Financial Leverage) invested in World Equity Investments for the purposes of making Currency Investments. “World Equity Investments” refers to investments consisting primarily of securities held by other portfolios managed by the Investment Manager. “Currency Investments” refers to investments in the Fund’s emerging income strategy, consisting of emerging market currencies (primarily by entering into forward currency contracts), or instruments whose value is derived from the performance of an underlying emerging market currency, but also may invest in debt obligations, including government, government agency and corporate obligations and structured notes denominated in emerging market currencies. “Currency Commitments” are the aggregate financial exposures created by forward currency contracts in excess of that represented in the Fund’s Net Assets, and “Borrowings” refers to the borrowings under the Fund’s credit facility. Assuming Financial Leverage in the amount of 33⅓% of the Fund’s Total Leveraged Assets, the annual fee payable to the Investment Manager would be 1.35% of Net Assets (i.e., not including amounts attributable to Financial Leverage).

The following is an example of this calculation of the Investment Manager’s fee, using very simple illustrations. If the Fund had assets of $1,000, it could invest $1,000 in World Equity Investments and enter into $500 in forward currency contracts (because the Fund would not have to pay money at the time it enters into the currency contracts). Similarly, the Fund could invest $1,000 in World Equity Investments, borrow $500 and invest the $500 in foreign currency denominated bonds. In either case, the Investment Manager’s fee would be calculated based on $1,500 of assets, because the fee is calculated based on Total Leveraged Assets (Net Assets plus Financial Leverage). In our example, the Financial Leverage is in the form of either the forward currency contracts (Currency Commitments) or investments from Borrowings. The amount of the Financial Leverage outstanding, and therefore the amount of Total Leveraged Assets on which the Investment Manager’s fee is based, fluctuates daily based on changes in value of the Fund’s portfolio holdings, including changes in value of the currency involved in the forward currency contracts and foreign currency denominated bonds acquired with the proceeds of Borrowings. However, the Investment Manager’s fee will be the same regardless of whether Currency Investments are made with Currency Commitments or with Borrowings (without taking into account the cost of Borrowings).

This method of calculating the Investment Manager’s fee is different than the way closed-end investment companies typically calculate management fees. Traditionally,

Lazard World Dividend & Income Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2015

closed-end investment companies calculate management fees based on Net Assets plus Borrowings (excluding Financial Leverage obtained through Currency Commitments). The Investment Manager’s fee is different because the Fund’s leverage strategy is different than the leverage strategy employed by many other closed-end investment companies. Although the Fund may employ Borrowings in making Currency Investments, the Fund’s leverage strategy relies primarily on Currency Commitments, rather than relying exclusively on borrowing money and/or issuing preferred stock, as is the strategy employed by most closed-end investment companies. The Investment Manager’s fee would be lower if its fee were calculated only on Net Assets plus Borrowings, because the Investment Manager would not earn fees on Currency Investments made with Currency Commitments (forward currency contracts). Using the example above, where the Fund has assets of $1,000 and invests $1,000 in World Equity Investments and $500 in forward currency contracts, the following table illustrates how the Investment Manager’s fee would be different if it did not earn management fees on these types of Currency Investments. A discussion of the most recent review and approval by the Fund’s Board of the Management Agreement (including the method of calculating the Investment Manager’s fee) is included under “Other Information—Board Consideration of Management Agreement” in the Fund’s semi-annual report for the period ended June 30, 2015.

	Fund’s management	Typical
	fee based on	management
	Total Leveraged	fee formula,
	Assets (includes	calculated excluding
	Currency	Currency
Beginning assets of $1,000	Commitments)	Commitments
World Equity Investments (Net Assets)	$1,000	$1,000
Currency Commitments	$ 500	$ 500
Assets used to calculate management fee	$1,500	$1,000
Management fee (0.90%)	$13.50	$ 9.00

Investment Manager Fee Conflict Risk—The fee paid to the Investment Manager for investment management services will be higher when the Fund uses Financial Leverage, whether through forward currency contracts or Borrowings, because the fee paid will be calculated on the basis of the Fund’s assets including this Financial Leverage. Consequently, the Investment Manager may have a financial interest for the Fund to utilize such Financial Leverage, which may create a conflict of interest between the Investment Manager and the stockholders of the Fund.

The Fund has implemented procedures to monitor this potential conflict.

4. Administration Agreement

The Fund has entered into an administration agreement with State Street to provide certain administrative services. The Fund bears the cost of such services at a fixed annual rate of $42,500, plus 0.02% of average daily net assets up to $1 billion and 0.01% of average daily net assets over $1 billion.

5. Directors’ Compensation

Certain Directors of the Fund are officers of the Investment Manager. For the year ended December 31, 2015, each Director who is not an affiliated person of the Investment Manager or any of its affiliates was paid by the Fund, The Lazard Funds, Inc., Lazard Retirement Series, Inc. and Lazard Global Total Return and Income Fund, Inc. (collectively with the Fund, the “Lazard Fund Complex”), each a registered management investment company advised by the Investment Manager, and Lazard Alternative Emerging Markets 1099 Fund, a closed-end registered management investment company advised by an affiliate of the Investment Manager: (1) an annual retainer of $190,000, (2) an additional annual fee of $20,000 to the lead Independent Director, and (3) an additional annual fee of $10,000 to the Audit Committee Chair. The Directors also are reimbursed for travel and other out-of-pocket expenses for attending Board and committee meetings. The Directors do not receive benefits from the Fund pursuant to any pension, retirement or similar arrangement. Directors’ fees were allocated among the funds in the Lazard Fund Complex and Lazard Alternative Emerging Markets 1099 Fund at a rate of $5,000 per fund with the remainder allocated based upon each fund’s proportionate share of combined net assets. The Statement of Operations shows the Directors’ fees and expenses paid by the Fund.

6. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term investments) for the year ended December 31, 2015 were $74,068,675 and $79,064,174, respectively.

For the year ended December 31, 2015, no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

7. Line of Credit

The Fund has a $20 million Line of Credit Agreement (the “Agreement”) with State Street primarily to borrow to invest Fund assets in Currency Investments. The Fund may borrow the lesser of $20 million or 33⅓% of its Total Leveraged Assets. Interest on borrowings was payable: from January 1, 2015 to June 28, 2015, at the higher of the

Lazard World Dividend & Income Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2015

Federal Funds rate or Overnight LIBOR rate plus 0.75%, and from June 29, 2015 to December 31, 2015, at the higher of the Federal Funds rate or the reserve adjusted LIBOR rate plus 0.85%, on an annualized basis. Under the Agreement, the Fund has also agreed to pay a 0.15% per annum fee on the unused portion of the commitment (effective June 29, 2015, 0.25% per annum if the unused portion is equal to or exceeds 50% of the committed line amount), payable quarterly in arrears. During the year ended December 31, 2015, the Fund had borrowings under the Agreement as follows:

Average Daily Loan Balance*	Maximum Daily Loan Outstanding	Weighted Average Interest Rate
$12,555,849	$14,569,000	0.94%

* For the 365 days borrowings were outstanding.

Management believes that the fair value of the liabilities under the line of credit is equivalent to the recorded amount based on its short term maturity and interest rate, which fluctuates with LIBOR. The line of credit outstanding as of December 31, 2015 is categorized as Level 2 (see Note 10).

8. Investment Risks

(a) Non-US Securities Risk—The Fund invests in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in US securities. The Fund’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Fund invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. In addition, investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. The Fund’s investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries have historically been extremely volatile. These market conditions may continue or worsen. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies. Investments in these countries may be subject to political, economic, legal, market and currency risks. The risks may include less protection of property rights and uncertain political and economic policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses and the imposition of sanctions by other countries, such as the US.

(b) Fixed-Income and Debt Securities Risk—The market value of a debt security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The debt securities market can be susceptible to increases in volatility and decreases in liquidity. Prices of bonds and other debt securities tend to move inversely with changes in interest rates. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). Interest rate risk is usually greater for fixed-income securities with longer maturities or durations.

The Fund’s investments in lower-rated, higher-yielding securities (“junk bonds”) are subject to greater credit risk than its higher rated investments. Credit risk is the risk that the issuer will not make interest or principal payments, or will not make payments on a timely basis. Non-investment grade securities tend to be more volatile, less liquid and are considered speculative. If there is a decline, or perceived decline, in the credit quality of a debt security (or any guarantor of payment on such security), the security’s value could fall, potentially lowering the Fund’s share price. The prices of non-investment grade securities, unlike investment grade debt securities, may fluctuate unpredictably and not necessarily inversely with changes in interest rates. The market for these securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10. Fair Value Measurements

Fair value is defined as the price that the Fund would receive to sell an asset, or would pay to transfer a liability,

Lazard World Dividend & Income Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2015

in an orderly transaction between market participants at the date of measurement. The Fair Value Measurements and Disclosures provisions of GAAP also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. Each investment’s fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below:

•	Level 1—unadjusted quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including unadjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation technique may result in transfer into or out of the current assigned level within the hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

The following table summarizes the valuation of the Fund’s investments by each fair value hierarchy level as of December 31, 2015:

Description	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2015
Assets:
Common Stocks*
Taiwan	$1,821,934	$3,476,704	$—	$5,298,638
Other	34,946,762	32,065,879	—	67,012,641
Foreign Government Obligations*	—	6,219,720	—	6,219,720
Short-Term Investment	3,155,275	—	—	3,155,275
Other Financial Instruments**
Forward Currency Contracts	—	421,980	—	421,980
Total	$39,923,971	$42,184,283	$—	$82,108,254
Liabilities:
Other Financial Instruments**
Forward Currency Contracts	$—	$(1,065,872)	$—	$(1,065,872)

*	Please refer to Portfolio of Investments (page 7 through 8) and Notes to Portfolio of Investments (page 12) for portfolio holdings by country and industry.
**	Other financial instruments are derivative instruments which are valued at their respective unrealized appreciation/depreciation.

The common stock to which footnote (a) in the Notes to Portfolio of Investments applies is included in Level 2 and was valued based on reference to a similar security which was trading on an active market.

In connection with the periodic implementation of fair value pricing procedures with respect to non-US securities (see Note 2(a)), certain equity securities (other than the security described in footnote (a) in the Notes to Portfolio of Investments) can transfer from Level 1 to Level 2 as a result of fair value pricing procedure triggers being met and would revert to Level 1 when the fair value pricing procedure triggers are no longer met. Accordingly, a significant portion of the Fund’s investments are categorized as Level 2 investments. The Fund recognizes all transfers between levels as though they were transferred at the beginning of the reporting period. There were no transfers into or out of Levels 1, 2 or 3 during the year ended December 31, 2015.

For further information regarding security characteristics see Portfolio of Investments.

Lazard World Dividend & Income Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2015

11. Derivative Instruments

The Fund may use derivative instruments, including forward currency contracts, to gain exposure to the local currency and interest rates of emerging markets or to hedge certain types of currency exposure.

During the year ended December 31, 2015, the notional amounts of purchases and sales of forward currency contracts were $331,321,651 and $331,377,697, respectively, with average monthly notional exposure of approximately $52,000,000.

The following table summarizes the fair value of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2015:

Fair Value
Asset Derivatives
Foreign Exchange Risk:
Gross unrealized appreciation on forward currency contracts	$421,980
Liability Derivatives
Foreign Exchange Risk:
Gross unrealized depreciation on forward currency contracts	$1,065,872

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2015 was:

Amount
Realized Gain (Loss) on Derivatives Recognized
in Income
Foreign Exchange Risk:
Net realized loss on forward currency contracts	$(743,877)
Net Change in Unrealized Appreciation (Depreciation)
on Derivatives Recognized in Income
Foreign Exchange Risk:
Net change in unrealized depreciation on forward currency contracts	$(534,259)

See Note 2(d) and the Portfolio of Investments for additional disclosures about derivative instruments.

As of December 31, 2015, the Fund holds derivative instruments that are eligible for offset in the Statement of Assets and Liabilities and are subject to master netting arrangements. A master netting arrangement is an agreement between two counterparties who have multiple contracts with each other that provides for the net settlement of all contracts, as well as any cash collateral, through a single payment in the event of default on, or termination of, any one contract.

The required information for the Fund is presented in the below table, as of December 31, 2015:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Forward Currency Contracts	$421,980	$ —	$421,980

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Assets Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amounts
Barclays Bank PLC	$1,722	$(1,722)	$—	$—
BNP Paribas SA	9,267	—	—	9,267
Citibank NA	199,348	(199,348)	—	—
HSBC Bank USA NA	41,436	(38,471)	—	2,965
JPMorgan Chase Bank NA	139,934	(139,934)	—	—
Standard Chartered Bank	30,273	(30,273)	—	—
Total	$421,980	$(409,748)	$—	$12,232

Lazard World Dividend & Income Fund, Inc.

Notes to Financial Statements (concluded)

December 31, 2015

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Forward Currency Contracts	$1,065,872	$ —	$1,065,872

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Liabilities Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amounts
Barclays Bank PLC	$80,934	$(1,722)	$—	$79,212
Citibank NA	531,727	(199,348)	—	332,379
HSBC Bank USA NA	38,471	(38,471)	—	—
JPMorgan Chase Bank NA	377,076	(139,934)	—	237,142
Standard Chartered Bank	37,664	(30,273)	—	7,391
Total	$1,065,872	$(409,748)	$—	$656,124

12. Subsequent Events

Management has evaluated subsequent events affecting the Fund through the issuance of the financial statements and has determined that there were no subsequent events that required adjustment or disclosure.

Lazard World Dividend & Income Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of Lazard World Dividend & Income Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Lazard World Dividend & Income Fund, Inc. (the “Fund”), including the portfolio of investments, as of December 31, 2015, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lazard World Dividend & Income Fund, Inc. as of December 31, 2015, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 29, 2016

Lazard World Dividend & Income Fund, Inc.

Dividend Reinvestment Plan

(unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain distributions, on your common stock will be automatically reinvested by Computershare, Inc., as dividend disbursing agent (the “Plan Agent”), in additional common stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all distributions in cash, paid by check mailed directly to you by the Plan Agent.

Under the Plan, the number of shares of common stock you will receive will be determined on the dividend or distribution payment date, as follows:

(1)	If the common stock is trading at or above net asset value at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) net asset value per common share on that date or (ii) 95% of the common stock’s market price on that date.

(2)	If the common stock is trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase common stock in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the common stock may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in common stock issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase common stock in the open market within 30 days of the valuation date. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive whole shares in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus an initial $15 service fee plus $0.12 per share being liquidated (for processing and brokerage expenses).

The Plan Agent maintains all stockholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Shares of common stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all common stock you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in newly-issued shares of common stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions.

If you hold your common stock with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board, the change is warranted. There is no direct service charge to participants in the Plan (other than the service charge when you direct the Plan Agent to sell your common stock held in a dividend reinvestment account); however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Plan Agent at P.O. Box 30170, College Station, Texas 77842-3170.

Lazard World Dividend & Income Fund, Inc.

Board of Directors and Officers Information

(unaudited)

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Board of Directors:

Class I – Directors with Term Expiring in 2016

Independent Director(3):

Robert M. Solmson (68)	Director (April 2005)	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, President (2008 - present)

Interested Director(4):

Charles L. Carroll (55)	Chief Executive Officer, President and Director (April 2005)	Investment Manager, Deputy Chairman and Head of Global Marketing (2004 - present)

Class II – Directors with Term Expiring in 2017

Independent Directors(3):

Kenneth S. Davidson (70)	Director (April 2005)	Davidson Capital Management Corporation, an investment manager, President (1978 - present)

Landseer Advisors LLC, an investment manager, Senior Advisor (2012 - 2014)

Aquiline Holdings LLC, an investment manager, Partner (2006 - 2012)

Nancy A. Eckl (53)	Director (February 2007)	College Retirement Equities Fund (eight accounts), Trustee (2007 - present)

TIAA-CREF Funds (65 funds) and TIAA-CREF Life Funds (11 funds), Trustee (2007 - present)

TIAA Separate Account VA-1, Member of the Management Committee (2007 - present)

American Beacon Advisors, Inc. (“American Beacon”) and certain funds advised by American Beacon, Vice President (1990 - 2006)

Trevor W. Morrison (44)	Director (April 2014)	New York University School of Law, Dean and Eric M. and Laurie B. Roth Professor of Law (2013 - present)

Columbia Law School, Professor of Law (2008 - 2013)

Class III – Directors with Term Expiring in 2018

Independent Directors(3):

Franci J. Blassberg (62)	Director (August 2014)	Debevoise & Plimpton LLP, a law firm, Of Counsel (2013 - present); previously, Partner (through 2012)

Cornell Law School, Visiting Professor of Practice (2015 - present); previously, Distinguished Practitioner in Residence (Fall 2013 and Fall 2014)

Richard Reiss, Jr. (71)	Director (April 2005)	Georgica Advisors LLC, an investment manager, Chairman (1997 - present)

Resource Americas, Inc., a real estate management company, Director (2016 - present)

O’Charley’s, Inc., a restaurant chain, Director (1984 - 2012)
Interested Director(4):

Ashish Bhutani (55)	Director (July 2005)	Investment Manager, Chief Executive Officer (2004 - present)

Lazard Ltd, Vice Chairman and Director (2010 - present)

(1)	The address of each Director of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)	Each Director serves as a Director for each of the funds in the Lazard Fund Complex (comprised of, as of January 31, 2016, 41 active investment portfolios). Each Director serves an indefinite term, until his or her successor is elected, and each Director serves in the same capacity for the other funds in the Lazard Fund Complex.
(3)	“Independent Directors” are not “interested persons” (as defined in the 1940 Act) of the Fund.
(4)	Messrs. Bhutani and Carroll are “interested persons” (as defined in the 1940 Act) of the Fund because of their positions with the Investment Manager.

Lazard World Dividend & Income Fund, Inc.

Board of Directors and Officers Information (concluded)

(unaudited)

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) During the Past Five Years

Officers(3):

Nathan A. Paul (43)	Vice President and Secretary (April 2005)	Managing Director and General Counsel of the Investment Manager

Stephen St. Clair (57)	Treasurer (April 2005)	Vice President of the Investment Manager

Mark R. Anderson (45)	Chief Compliance Officer (September 2014)	Director and Chief Compliance Officer of the Investment Manager (since September 2014)

Senior Vice President, Counsel and Deputy Chief Compliance Officer of AllianceBernstein L.P. (2004 - August 2014)

Tamar Goldstein (40)	Assistant Secretary (February 2009)	Senior Vice President (since February 2012, previously Vice President) and Director of Legal Affairs (since July 2015) of the Investment Manager

Shari L. Soloway (34)	Assistant Secretary (November 2015)	Senior Vice President, Legal and Compliance, of the Investment Manager (since September 2015)

Vice President and Associate General Counsel of GE Asset Management (July 2011 - September 2015)

Associate at Clifford Chance US LLP (2006 - July 2011)

Cesar A. Trelles (41)	Assistant Treasurer (April 2005)	Vice President of the Investment Manager

(1)	The address of each officer of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)	Each officer serves for an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation or removal. Each officer serves in the same capacity for the other funds in the Lazard Fund Complex.
(3)	In addition to Charles L. Carroll, President, whose information is included in the Class I Interested Director section.

Lazard World Dividend & Income Fund, Inc.

Tax and Other Information

(unaudited)

Tax Information

Year Ended December 31, 2015

The following tax information represents year end disclosures of the tax benefits passed through to stockholders for 2015:

Of the dividends paid by the Fund, 100.0% of the dividends are qualified dividend income.

Of the dividends paid by the Fund, 76.57% of the dividends qualify for the dividends received deduction available to corporate shareholders.

Pursuant to Section 871 of the Code, the Fund has no designated qualified short-term gains for purposes of exempting withholding of tax on such distributions to US nonresident shareholders.

Proxy Voting

A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at http://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Form N-Q

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Lazard World Dividend & Income Fund, Inc.

30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300
http://www.LazardNet.com

Investment Manager

Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Custodian

State Street Bank and Trust Company
One Iron Street
Boston, Massachusetts 02210

Transfer Agent and Registrar

Computershare Trust Company, N.A.
P.O. Box 43010
Providence, Rhode Island 02940-3010

Dividend Disbursing Agent

Computershare, Inc.
P.O. Box 30170
College Station, Texas 77842-3170

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
30 Rockefeller Plaza
New York, New York 10112-0015

Legal Counsel

Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

This report is intended only for the information of stockholders of Lazard World Dividend & Income Fund, Inc.

Lazard Asset Management LLC • 30 Rockefeller Plaza • New York, NY 10112 • www.lazardnet.com

ITEM 2. CODE OF ETHICS.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s Board of Directors (the “Board”) has determined that Robert M. Solmson and Nancy A. Eckl, members of the Audit Committee of the Board, are audit committee financial experts as defined by the Securities and Exchange Commission (the “SEC”). Mr. Solmson and Ms. Eckl are “independent” as defined by the SEC for purposes of audit committee financial expert determinations.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $37,000 in 2014 and $37,960 in 2015.

(b) Audit-Related Fees. There were no fees billed in the Reporting Periods by the Auditor to the Registrant for assurance and related services that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods by the Auditor to the Registrant for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $6,800 in 2014 and $66,272 in 2015. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; and (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments. There were no fees billed in the Reporting Periods for Tax Services by the Auditor to Lazard Asset Management LLC, the Registrant’s investment manager (“Lazard”), and any entity controlling, controlled by or under common control with Lazard that provides ongoing services to the Registrant (“Service Affiliates”).

(d) All Other Fees. There were no fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant, other than the services reported in paragraphs (a) through (c) above. There were no fees billed in the Reporting Periods for non-audit services by the Auditor to Service Affiliates, other than the services reported in paragraphs (a) through (c) above.

(e) Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee pre-approves the Auditor’s engagements for audit and non-audit services to the Registrant and, as required, non-audit services to Service Affiliates on a case-by-case basis. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor’s independence. There were no services provided by the Auditor to the Registrant that were approved pursuant to (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during the Reporting Periods.

(f) None.

(g) Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant and Service Affiliates for the Reporting Periods were $1,290,951 in 2014 and $906,230 in 2015.

(h) Auditor Independence. The Audit Committee considered whether provision of non-audit services to Service Affiliates that were not required to be pre-approved is compatible with maintaining the Auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. It is composed of the following Directors, each of whom is not an “interested person” (as defined in the Investment Company Act of 1940) of the Registrant (“Independent Directors”):

Nancy A. Eckl, Audit Committee Chair
Franci J. Blassberg
Kenneth S. Davidson
Trevor W. Morrison
Richard Reiss, Jr.
Robert M. Solmson

ITEM 6. INVESTMENTS

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENT COMPANIES.

The Registrant has delegated voting of proxies in respect of portfolio holdings to Lazard, to vote the Registrant’s proxies in accordance with Lazard’s proxy voting policy and guidelines (the “Voting Guidelines”) that provide as follows:

•	Lazard votes proxies in the best interests of its clients.

•	Unless Lazard’s Proxy Committee otherwise determines, Lazard votes proxies in a manner consistent with the Voting Guidelines.

•	To avoid conflicts of interest, Lazard votes proxies where a material conflict has been deemed to exist in accordance with specific proxy voting guidelines regarding various standard proxy proposals (“Approved Guidelines”) or, if the Approved Guideline is to vote case-by-case, in accordance with the recommendation of an independent source.

•	Lazard also may determine not to vote proxies in respect of securities of any issuer if it determines that it would be in the client’s overall best interests not to vote.

The Voting Guidelines address how it will vote proxies on particular types of matters such as the election for directors, adoption of option plans and anti-takeover proposals. For example, Lazard generally will:

•	vote as recommended by management in routine election or re-election of directors;

•	favor programs intended to reward management and employees for positive, long-term performance, evaluating whether Lazard believes, under the circumstances, that the level of compensation is appropriate or excessive; and

•	vote against anti-takeover measures, such as adopting supermajority voting requirements, shareholder rights plans and fair price provisions.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Principal Portfolio Managers

As of the date of the filing of this Report on Form N-CSR, the following persons are responsible for the management of the Registrant’s portfolio:

James Donald is responsible for allocation of the Registrant’s assets between World Equity Investments and Currency Investments (each, as defined in the notes to the Registrant’s annual report to shareholders contained in Item 1) and overall management of the Registrant’s portfolio. World Equity Investments and Currency Investments are each managed on a team basis, with each member of the team involved at all levels of the investment process.

Mr. Donald, a Managing Director of Lazard, is a portfolio manager/analyst on Lazard’s Emerging Markets Equity team and Head of the Emerging Markets Group. Prior to joining Lazard in 1996, Mr. Donald was a portfolio manager with Mercury Asset Management. Mr. Donald is a CFA Charterholder.

World Equity Investments. Andrew Lacey and Patrick Ryan, with the assistance of Kyle Waldhauer, are jointly responsible for investment of the Registrant’s assets allocated to World Equity Investments.

Mr. Lacey, a Deputy Chairman of Lazard, is responsible for oversight of US and Global strategies. He also is a portfolio manager/analyst on various of Lazard’s US Equity and Global Equity teams. Mr. Lacey joined Lazard in 1996, and has been working in the investment field since 1995.

Mr. Ryan, a Managing Director of Lazard, is a portfolio manager/analyst on various of Lazard’s Global Equity teams. He Joined Lazard in 1994 and has been working in the investment field since 1989. Mr. Ryan is a CFA Charterholder. He is a member of the New York Society of Security Analysts and the CFA Institute.

Mr. Waldhauer, a Senior Vice President of Lazard and a portfolio manager/analyst on Lazard’s Global Equity Income team. He began working in the investment field when he joined Lazard in 1998.

Currency Investments. Ardra Belitz and Ganesh Ramachandran are jointly responsible for investment of the Registrant’s assets allocated to Currency Investments.

Ms. Belitz, a Managing Director of Lazard and a portfolio manager/analyst on Lazard’s Emerging Markets Income team, joined the team in 1998. Prior to joining Lazard in 1996, Ms. Belitz was with Bankers Trust Company. She began working in the investment industry in 1994.

Mr. Ramachandran, a Managing Director of Lazard and a portfolio manager/analyst on Lazard’s Emerging Markets Income team, joined the team in 2001. Mr. Ramachandran began working in the investment field in 1997 when he joined Lazard.

Portfolio Management

Team Management. Portfolio managers at Lazard manage multiple accounts for a diverse client base, including private clients, institutions and investment funds. Lazard manages all portfolios on a team basis. The team is involved at all levels of the investment process. This team approach allows for every portfolio manager to benefit from his/her peers, and for clients to receive the firm’s best thinking, not that of a single portfolio manager. Lazard manages all like investment mandates against a model portfolio. Specific client objectives, guidelines or limitations then are applied against the model, and any necessary adjustments are made.

Material Conflicts Related to Management of Similar Accounts. Although the potential for conflicts of interest exist when an investment adviser and portfolio managers manage other accounts that invest in securities in which the Registrant may invest or that may pursue a strategy similar to the Registrant’s component strategies (collectively, “Similar Accounts”), the Lazard has procedures in place that are designed to ensure that all accounts are treated fairly and that the Registrant is not disadvantaged, including procedures regarding trade allocations and “conflicting trades” (e.g., long and short positions in the same or similar securities, as described below). In addition, the Registrant, as a registered investment company, is subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.

Potential conflicts of interest may arise because of Lazard’s management of the Registrant and Similar Accounts, including the following:

1.	Similar Accounts may have investment objectives, strategies and risks that differ from those of the Registrant. In addition, the Registrant, as a registered investment company, is subject to different regulations than certain of the Similar Accounts and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transaction to the same degree, as the Similar Accounts. For these or other reasons, the portfolio managers may purchase different securities for the Registrant and the corresponding Similar Accounts, and the performance of securities purchased for the Registrant may vary from the performance of securities purchased for Similar Accounts.

2.	Conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as Lazard may be perceived as causing accounts it manages to participate in an offering to increase Lazard’s overall allocation of securities in that offering, or to increase Lazard’s ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Lazard may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.

3.	Portfolio managers may be perceived to have a conflict of interest because of the large number of Similar Accounts, in addition to the Registrant, that they are managing on behalf of Lazard. Although Lazard does not track each individual portfolio manager’s time dedicated to each account, Lazard periodically reviews each portfolio manager’s overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the Registrant. As illustrated in the table below, most of the portfolio managers manage a significant number of Similar Accounts (10 or more) in addition to the Registrant.

4.	Generally, Lazard and/or some or all of the Registrant’s portfolio managers have investments in Similar Accounts. This could be viewed as creating a potential conflict of interest, since certain of the portfolio managers do not invest in the Registrant or may invest more significantly in a Similar Account.

5.	The portfolio managers noted in footnote (#) to the table below manage Similar Accounts with respect to which the advisory fee is based on the performance of the account, which could give the portfolio managers and the Investment Manger an incentive to favor such Similar Accounts over the corresponding Portfolios.

6.	The Registrant’s portfolio managers may place transactions on behalf of Similar Accounts that are directly or indirectly contrary to investment decisions made for the Registrant, which could have the potential to adversely impact the Registrant, depending on market conditions. In addition, if the Registrant’s investment in an issuer is at a different level of the issuer’s capital structure than an investment in the issuer by Similar Accounts, in the event of credit deterioration of the issuer, there may be a conflict of interest between the Registrant’s and such Similar Accounts’ investments in the issuer. If Lazard sells securities short, including on behalf of a registered investment company, it may be seen as harmful to the performance of any Similar Accounts or other client accounts investing “long” in the same or similar securities whose market values fall as a result of short-selling activities.

Accounts Managed by the Portfolio Managers. The chart below includes information regarding the members of the portfolio management team responsible for managing the Registrant. Specifically, it shows the number of portfolios and assets managed by management teams of which each of the Registrant’s portfolio managers is a member. Regardless of the number of accounts, the portfolio management team still manages each account based on a model portfolio as described above.

Portfolio Manager	Registered Investment Companies ($*)#	Other Pooled Investment Vehicles ($*)#	Other Accounts ($*)#, +

Ardra Belitz	2 (29.6 million)	3 (447.9 million)	2 (136.6 million)
James M. Donald	10 (14.6 billion)	18 (6.8 billion)	157 (13.8 billion)
Andrew D. Lacey	8 (9.5 billion)	10 (1.4 billion)	150 (6.0 billion)
Ganesh Ramachandran	2 (29.6 million)	3 (448 million)	2 (136.6 million)
Patrick Ryan	5 (290.2 million)	10 (1.4 billion)	46 (2.1 billion)
Kyle Waldhauer	5 (290.2 million)	9 (1.1 billion)	46 (2.1 billion)

*          Total assets in accounts as of December 31, 2015.
#          The following portfolio managers manage accounts with respect to which the advisory fee is based on the performance of the account:

(1)   Mr. Donald manages four other accounts and one registered investment company with assets under management of approximately $2.5 billion and $3.1 billion, respectively.

(2)   Mr. Lacey manages one registered investment company and one other account with assets under management of approximately $8.0 billion and $463.5 million, respectively.

(3)   Ms. Belitz and Mr. Ramachandran manage two other pooled investment vehicles with assets under management of approximately $445.6 million.

+          Includes an aggregation of any Similar Accounts within managed account programs where the third party program sponsor is responsible for applying specific client objectives, guidelines and limitations against the model portfolio managed by the portfolio management team.

Compensation for Portfolio Managers

Lazard’s portfolio managers are generally responsible for managing multiple types of accounts that may, or may not, invest in securities in which the Registrant may invest or pursue a strategy similar to one of the Registrant’s component strategies. Portfolio managers responsible for managing the Registrant may also manage sub-advised registered investment companies, collective investment trusts, unregistered funds and/or other pooled investment vehicles, separate accounts, separately managed account programs (often referred to as “wrap accounts”) and model portfolios.

During the fiscal year covered by this Report on Form N-CSR, Lazard compensates portfolio managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively. Salary and bonus are paid in cash, stock and restricted fund interests. Portfolio managers are compensated on the performance of the aggregate group of portfolios managed by the teams of which they are a member rather than for a specific fund or account. Various factors are considered in the determination of a portfolio manager’s compensation. All of the portfolios managed by a portfolio manager are comprehensively evaluated to determine his or her positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce Lazard’s investment philosophy.

Total compensation is generally not fixed, but rather is based on the following factors: (i) leadership, teamwork and commitment, (ii) maintenance of current knowledge and opinions on companies owned in the portfolio; (iii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (iv) ability and willingness to develop and share ideas on a team basis; and (v) the performance results of the portfolios managed by the investment teams of which the portfolio manager is a member.

Variable bonus is based on the portfolio manager’s quantitative performance as measured by his or her ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by the teams of which the portfolio manager is a member, by comparison of each account to a predetermined benchmark (as set forth in the prospectus or other governing document) over the current fiscal year and the longer-term performance (3-, 5- or 10-year, if applicable) of such account, as well as performance of the account relative to peers. The variable bonus for the Registrant’s portfolio management team in respect of its management of the Registrant is determined by reference to the MSCI All Country World® Index. The portfolio manager’s bonus also can be influenced by subjective measurement of the manager’s ability to help others make investment decisions. Portfolio managers managing accounts that pay performance fees may receive a portion of the performance fee as part of their compensation.

Ownership of Registrant Securities

As of December 31, 2015, the portfolio managers of the Registrant owned the following shares of Common Stock of the Registrant.

Portfolio Manager	Market Value of Shares
Ardra Belitz	None
James M. Donald	$0-$10,000
Andrew D. Lacey	$100,001-$500,000
Ganesh Ramachandran	$10,001-$50,000
Patrick Ryan	$100,001-$500,000
Kyle Waldhauer	$10,001-$50,000

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board during the period covered by this report. A description of these procedures can be found in the proxy statement for the Registrant’s most recent shareholder meeting, which is available at www.sec.gov.

ITEM 11. CONTROLS AND PROCEDURES.

(a)        The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)   There were no changes to the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)   Code of Ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)     Certifications of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Lazard World Dividend & Income Fund, Inc.

By	/s/ Charles L. Carroll
Charles L. Carroll
Chief Executive Officer

Date	March 8, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Charles L. Carroll
Charles L. Carroll
Chief Executive Officer

Date	March 8, 2016

By	/s/ Christopher Snively
Christopher Snively
Chief Financial Officer

Date	March 8, 2016